UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 3, 2005


                             SMARTIRE SYSTEMS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


   Yukon Territory                       0-29248               Not Applicable
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


       150-13151 Vanier Place, Richmond, British Columbia, V6V 2J1, Canada
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              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (604) 276-9554

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 3, 2005, SmarTire Systems, Inc. ("we" or the "Company") entered into Amendment Agreements to certain Management Agreements (the "Amendments") with our executive officers including: (i) Robert Rudman, our President and Chief Executive Officer, (ii) Allan Kozak, our Chief Operating Officer, (iii) Jeff Finkelstein, our Chief Financial Officer, (iv) Erwin Bartz, our Director of Technical Operations, and (v) Shawn Lammers, our Vice President of Engineering.

Under the Amendments, in the event that the employment of our executive officers are terminated within 12 months of an acquisition, hostile takeover or merger, and the termination is without cause, we, at our option, will either (i) pay upon termination an amount equal to the salary payable to such executive officer under the original Management Agreements until the termination date, which is defined as 1 year from the date of termination plus one month for each year of employment up to a maximum of 2 years (2 1/2 years with respect to Robert Rudman, Allan Kozak and Jeff Finkelstein), or (ii) pay upon termination an amount equal to the salary payable on the termination date. Any options to purchase shares of our common stock which have been issued to each executive officer but which have not yet vested, shall immediately vest at the date of final payment and may be exercised for a period of 30 days after the final payment.

In addition, on February 3, 2005 we entered into certain Directors' Compensation on Termination Agreements (the "Directors' Agreements") with our independent directors including: (i) William Cronin, (ii) Martin Gannon, and (iii) Johnny Christiansen. Under the Directors' Agreements, in the event that any independent director puts his name forward for re-election but is not re-elected as a director at an Annual General Meeting of Shareholders held within 12 months of an acquisition, hostile takeover or merger, we will pay to the director upon termination of such directorship an amount equal to 2.5 times the total remuneration paid or accrued to pay to the director in the twelve month period prior to and including the date of such acquisition, hostile takeover or merger. Any options to purchase shares of our common stock which have been issued to each director but which have not yet vested, shall immediately vest at the date of final payment and may be exercised for a period of 30 days after the final payment.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

         See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(c)      EXHIBITS.

EXHIBIT
NUMBER                                DESCRIPTION
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4.1       Amendment Agreement dated as of February 3, 2005 by and between
          SmarTire Systems, Inc. and Robert Rudman.
4.2 Amendment Agreement dated as of February 3, 2005 by and between SmarTire Systems, Inc. and Allan Kozak.
4.3 Amendment Agreement dated as of February 3, 2005 by and between SmarTire Systems, Inc. and Jeff Finkelstein.
4.4 Amendment Agreement dated as of February 3, 2005 by and between SmarTire Systems, Inc. and Erwin Bartz.
4.5 Amendment Agreement dated as of February 3, 2005 by and between SmarTire Systems, Inc. and Shawn Lammers.
4.6 Directors' Compensation on Termination Agreement dated as of February 3, 2005 by and between SmarTire Systems, Inc. and William Cronin.
4.7 Directors' Compensation on Termination Agreement dated as of February 3, 2005 by and between SmarTire Systems, Inc. and Martin Gannon.
4.8 Directors' Compensation on Termination Agreement dated as of February 3, 2005 by and between SmarTire Systems, Inc. and Johnny Christiansen.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SMARTIRE SYSTEMS, INC.


Date: February 9, 2005                         /s/ Jeff Finkelstein
                                               ---------------------------------
                                               Jeff Finkelstein
                                               Chief Financial Officer